EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

      I, Charles F. Finn, President and Chief Executive Officer and Michael C. Anderson, Executive Vice President and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:.

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2004 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


February 10, 2005                       /s/ Charles F. Finn
-----------------                       --------------------------------
Date                                    Charles F. Finn, President
                                        And Chief Executive Officer


February 10, 2005                       /s/ Michael C. Anderson
-----------------                       --------------------------------
Date                                    Michael C. Anderson, Executive Vice
                                        President and Chief Financial Officer